UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 3, 2017

Asterias Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36646	46-1047971

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Dumbarton Circle
Fremont, CA 94555
(Address of principal executive offices)

(510) 456-3800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On February 3, 2017, Asterias Biotherapeutics, Inc. (the “Company”) extended the expiration date of warrants (the “Warrants”) to purchase up to an aggregate of 3,329,035 shares of the Company's Series A common stock, par value $0.0001 per share (the “Common Stock”).  The Warrants, which would otherwise expire at 5:00 pm New York City time on February 15, 2017 were issued to the Company's stockholders, except for BioTime, Inc., at no charge on April 25, 2016 and are exercisable into Common Stock at an exercise price of $5.00 per share. The expiration date has been extended to 5:00 p.m. New York City time on September 29, 2017.  The Amendment to the Warrant Agreement between the Company and American Stock Transfer & Trust Company, filed herewith as Exhibit 99.1 is incorporated herein by reference.

The Warrants are listed on the on the NYSE MKT exchange with ticker symbol AST/WS and CUSIP number 04624N 115.  The Warrants and Common Stock issuable upon exercise of the Warrants are covered by a shelf registration statement on Form S-3, as amended, previously filed with and declared effective by the Securities and Exchange Commission (SEC). A prospectus supplement relating to this expiration date extension for the Warrants has been filed with the SEC, and will be mailed to the holders of record of the Warrants.

In addition, the Company extended the expiration date of the warrants to purchase up to an aggregate of 409,152 shares of Common Stock held by Romulus Films Ltd (the "Romulus Warrants").  The Romulus Warrants, which are exercisable into Common Stock at an exercise price of $4.28 per share and would have expired on February 15, 2017, are now exercisable until 5:00 p.m. New York City time on September 29, 2017.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Amendment to the Warrant Agreement by and between the Company and American Stock Transfer & Trust Company

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including its most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTERIAS BIOTHERAPEUTICS, INC.

Date: February 3, 2017	By:	/s/ Ryan D. Chavez Chief Financial Officer and General Counsel